                                                                  (Exhibit 10.2)

                                    ADDENDUM

                                       TO

                        DEFERRED COMPENSATION AGREEMENT


         This Addendum to the Deferred Compensation Agreement ("Agreement") is effective as of July 27, 1991 between The Wackenhut Corporation ("Company") and Richard R. Wackenhut ("Executive").

         As a result of the action taken by the Board of Directors of Company at its meeting of July 27, 1991, the retirement benefit to Executive shall increase from $100,000 annually to $175,000 annually. This increased benefit amount shall apply only after the Retirement Date as defined in the Agreement between the parties, and shall not increase the amount payable to your Beneficiary(ies) in the event that you should die prior to reaching such Retirement date.

         All other terms of the Agreement between the parties hereto shall remain the same.

         IN WITNESS WHEREOF the parties have executed this Addendum effective July 27, 1991.



EXECUTIVE                                         COMPANY
                                                  The Wackenhut Corporation


/s/ Richard R. Wackenhut                     By: /s/ J. P. Rowan
-------------------------                        ---------------------
     Richard R. Wackenhut                        Vice President


                                         Attest: /s/ T.J. Howard
                                                 ---------------------
                                                     (CORPORATE SEAL)

                                    ADDENDUM

                                       TO

                        DEFERRED COMPENSATION AGREEMENT


         This Addendum to the Deferred Compensation Agreement ("Agreement") is effective as of July 27, 1991 between The Wackenhut Corporation ("Company") and Alan B. Bernstein ("Executive").

         As a result of the action taken by the Board of Directors of Company at its meeting of July 27, 1991, the retirement benefit to Executive shall increase from $100,000 annually to $150,000 annually. This increased benefit amount shall apply only after the Retirement Date as defined in the Agreement between the parties, and shall not increase the amount payable to your Beneficiary(ies) in the event that you should die prior to reaching such Retirement date.

         All other terms of the Agreement between the parties hereto shall remain the same.

         IN WITNESS WHEREOF the parties have executed this Addendum effective July 27, 1991.


EXECUTIVE                                     COMPANY
                                              The Wackenhut Corporation



/s/ Alan B. Bernstein                         By: /s/ J.P. Rowan
------------------------------                   -------------------------------
Alan B. Bernstein                                        Vice President



                                  Attest:  /s/ T.J. Howard
                                          --------------------------

                                          (CORPORATE SEAL)

                                    ADDENDUM

                                       TO

                        DEFERRED COMPENSATION AGREEMENT



         This Addendum to the Deferred Compensation Agreement ("Agreement") is effective as of July 27, 1991 between The Wackenhut Corporation ("Company") and Fernando Carrizosa ("Executive").

         As a result of the action taken by the Board of Directors of Company at its meeting of July 27, 1991, the retirement benefit to Executive shall increase from $50,000 annually to $100,000 annually. This increased benefit amount shall apply only after the Retirement Date as defined in the Agreement between the parties, and shall not increase the amount payable to your Beneficiary(ies) in the event that you should die prior to reaching such Retirement date.

         All other terms of the Agreement between the parties hereto shall remain the same.

         IN WITNESS WHEREOF the parties have executed this Addendum effective July 27, 1991.


EXECUTIVE                                   COMPANY
                                            The Wackenhut Corporation



/s/ Fernando Carrizosa                     By: /s/ J. P. Rowan, Vice President
----------------------------                   -------------------------------
Fernando Carrizosa



                                    Attest: /s/ T.J. Howard
                                            -------------------------------



                                                 (Corporate Seal)

                                    ADDENDUM

                                       TO

                         DEFERRED COMPENSATION AGREEMENT


         This Addendum to the Deferred Compensation Agreement ("Agreement") is effective as of July 27, 1991 between The Wackenhut Corporation ("Company") and Robert C. Kneip ("Executive").

         As a result of the action taken by the Board of Directors of Company at its meeting of July 27, 1991, the retirement benefit to Executive shall increase from $50,000 annually to $100,000 annually. This increased benefit amount shall apply only after the Retirement Date as defined in the Agreement between the parties, and shall not increase the amount payable to your Beneficiary(ies) in the event that you should die prior to reaching such Retirement date.

         All other terms of the Agreement between the parties hereto shall remain the same.

         IN WITNESS WHEREOF the parties have executed this Addendum effective July 27, 1991.


EXECUTIVE                           COMPANY
                                    The Wackenhut Corporation

/s/ Robert C. Kneip                 By: /s/ J.P. Rowan, Vice President
-------------------                     -------------------------------
Robert C. Kneip

                           Attest: /s/ T.J. Howard
                                  --------------------------

                                    (CORPORATE SEAL)